UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

----------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2007

ELKCORP

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5341	75-1217920

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14911 Quorum Drive, Suite 600, Dallas, Texas		75254-1491

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:		(972) 851-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

                      On February 9, 2007, ElkCorp, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with BMCA Acquisition Inc., a Delaware corporation ("Parent"), and BMCA Acquisition Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent ("Offeror").

                      In the Merger Agreement, Offeror agreed to amend its existing tender offer (the "Tender Offer") to purchase all of the Company's outstanding shares of common stock, par value $1.00 per share (the "Shares"), for $43.50 per Share, net to the seller in cash.

                      The closing of the Tender Offer and Offeror's obligation to pay for all Shares tendered is subject to certain conditions. Specifically, Offeror is not obligated to purchase any tendered Shares if: there shall not have been validly tendered and not withdrawn prior to the expiration of the Offer a number of Shares which, taken together with the Shares beneficially owned by Parent and Offeror (and any of Samuel J. Heyman, Heyman Investment Associates Limited Partnership, BMCA, BMCA Holdings Corporation, G-1 Holdings Inc., G Holdings Inc., Heyman Holdings Associates Limited Partnership and any other person has or does file an ownership statement on Schedule 13D regarding the Company together or in connection with any of the aforementioned persons) represents more than one-half of the number of Shares outstanding on a fully diluted basis; the Company shall not have in all material respects performed all obligations and complied with all covenants required by the Merger Agreement to be performed or complied with by it prior to the expiration date of the Tender Offer; there occurs any fact, circumstance, event, change, effect or occurrence that has or would be reasonably likely to have a Company Material Adverse Effect (as defined in the Merger Agreement); a governmental entity shall have enacted, issued or entered any restraining order, injunction or similar order or legal restraint or prohibition which remains in effect that enjoins or otherwise prohibits consummation of the Tender Offer or the Merger (as defined below); the Merger Agreement shall have been terminated by the Company, Offeror or Parent in accordance with its terms; any of the representations and warranties of the Company shall not be true and correct in all respects as of the date upon which such representations and warranties must be true and correct (subject to certain exceptions as specified in the Merger Agreement) except where the failure to be so true and correct would not have, individually or in the aggregate, a Company Material Adverse Effect; or the Company shall have failed to deliver to Parent on the date the Offer expires a certificate, dated as of such date and signed by its Chief Executive Officer or another senior executive officer, certifying, solely in his or her capacity as an officer of the Company without personal liability, to the effect that certain conditions have been satisfied.

                      The Merger Agreement also provides that following completion of the Tender Offer, the parties will complete a second-step merger (the "Merger") in which all remaining Shares will be cancelled and converted into $43.50 per share, without interest, or such higher amount as may be paid for Shares in the Tender Offer. The Merger is subject only to the following conditions: if stockholder approval is required, adoption of the Merger Agreement by holders of a majority of outstanding Shares (which approval will be guaranteed if at such time Parent, Offeror or another direct or indirect wholly owned subsidiary of Parent own a majority of the outstanding Shares); the absence of any injunction or other order prohibiting the completion of the Merger; and Offeror having purchased the Shares tendered pursuant to the Tender Offer.

                      The parties have agreed that if, following completion of the Tender Offer, Parent, Offeror or any direct or indirect subsidiary of Parent, own at least 90% of the outstanding Shares, the Merger will be completed without a meeting of Company stockholders pursuant to Delaware's "short form" merger statute. Parent and Offeror will not be obligated to effect the Merger until the earlier of (a) 35 days from the date Offeror first accepts Shares for payment in the Tender Offer and (b) the time that certain other conditions have been satisfied.

                      In the Merger Agreement, the Company also granted Parent and Offeror, subject to certain conditions and limitations, an irrevocable option, to be exercised after completion of the Tender Offer, to acquire a number of Shares, not to exceed maximum numbers, that, when added to the number of Shares owned by Parent, Offeror or any direct or indirect subsidiary of Parent or Offeror at the time of the exercise of the option, constitutes one share more than 90% of the number of Shares that will be outstanding after giving effect to the exercise of the option, at a price per Share equal to the amount paid for Shares pursuant to the Tender Offer (the "Top-Up Option"). The Top-Up Option is intended to expedite the timing of the completion of the Merger by permitting the Merger to occur pursuant to Delaware's short form merger statute at a time when the approval of the Merger at a meeting of the Company's stockholders would be assured because of Parent's and Offeror's ownership of a majority of the Shares following completion of the Tender Offer.

                      The Merger Agreement provides that, after Offeror has purchased all Shares tendered pursuant to the Tender Offer, which results in Parent and Offeror (and any of Samuel J. Heyman, Heyman Investment Associates Limited Partnership, BMCA, BMCA Holdings Corporation, G-1 Holdings Inc., G Holdings Inc., Heyman Holdings Associates Limited Partnership and any other person that has or does file an ownership statement on Schedule 13D regarding the Company together or in connection with any of the aforementioned persons) owning beneficially (within the meaning of the Exchange Act) at least a majority of the Shares, Parent has the right to designate a number of directors of the Company that is equal to the product of the total number of directors on the Company's board of directors multiplied by the percentage that the aggregate number of Shares beneficially owned by Parent or any affiliate of Parent bears to the number of Shares outstanding. In the event that Parent's designees are appointed or elected to the Company's board of directors, until the effective time of the Merger, the board of directors shall have at least three directors who are current directors of the Company and who are neither officers of the Company nor designees, stockholders, affiliates or associates (within the meaning of the federal securities laws) of Parent ("Independent Directors"). After the time directors designated by Parent are elected or appointed to the Company's board of directors and prior to the effective time of the Merger, the affirmative vote of a majority of the Independent Directors shall be required to (a) authorize any agreement between the Company and any of its subsidiaries, on the one hand, and Parent, Offeror and any of their affiliates (other than the Company and any of its subsidiaries) on the other hand, (b) amend or terminate the Merger Agreement on behalf of the Company, (c) exercise or waive any of the Company's rights or remedies under the Merger Agreement, (d) extend the time for performance of Parent's or Offeror's obligations under the Merger Agreement or (e) take any other action by the Company in connection with the Merger Agreement or the transactions contemplated thereby required to be taken by the Company's board of directors.

                      The Company has made certain representations and warranties in the Merger Agreement and agreed to certain covenants, including covenants regarding operation of the business of the Company and its subsidiaries prior to the closing and covenants prohibiting the Company from soliciting, or providing information or entering into discussions concerning, proposals relating to alternative business combination transactions, except in limited circumstances relating to unsolicited proposals that are, or may reasonably be expected to become, superior to the transactions contemplated by the Merger Agreement.

                      Offeror and Parent have obtained debt financing commitments from Deutsche Bank AG, Bear Stearns Corporate Lending, Inc. and JPMorgan Chase Bank, N.A. and certain of their affiliates for the transactions contemplated by the Merger Agreement, to finance the transaction, including to pay the consideration payable to the Company's stockholders in the Tender Offer and the Merger (including to holders of Company options and other equity incentives) and all related fees and expenses. Consummation of the Tender Offer and the Merger are not subject to a financing condition.

                      The Merger Agreement may be terminated before consummation under a number of specified circumstances, including by the Company (1) in order to accept a Superior Proposal (as defined in the Merger Agreement) or (2) in the event that Offeror terminates the Tender Offer or fails to accept shares validly tendered in the Tender Offer. Upon termination of the Merger Agreement, under specified circumstances, the Company will be required to reimburse Parent for the transaction expenses of Parent or Offeror up to $5 million. In addition, under specified circumstances (including the circumstances referred to in clause (2) above), Parent will be required to pay the Company a termination fee of $35 million. BMCA has provided a written guarantee of Parent's or Offeror's obligation to pay any such fee.

                      The foregoing summary of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement attached as Exhibit 2.1, which is incorporated herein by reference.

Item 1.02.    Termination of Material Definitive Agreement.

                      Immediately prior to the execution of the Merger Agreement, the Company terminated the Amended and Restated Agreement and Plan of Merger, dated as of January 15, 2007, as amended by the First Amendment thereto, dated as of January 21, 2007, among CGEA Holdings, Inc., CGEA Investor, Inc. and the Company (the "Carlyle Merger Agreement"), according to its terms. In accordance with the terms of the Merger Agreement, Parent has reimbursed the Company for the termination fee of $29.0 million paid by the Company to an affiliate of The Carlyle Group.

Item 3.03.    Material Modification to Rights of Security Holders.

                      Reference is hereby made to the Registration Statement on Form 8-A filed by ElkCorp (formerly known as Elcor Corporation) with the Securities and Exchange Commission on May 29, 1998, relating to the Rights Agreement by and between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent"), dated as of July 7, 1998, as amended on November 5, 2006 and December 18, 2006 (the "Rights Agreement"). Such Registration Statement on Form 8-A is hereby incorporated by reference herein.

                      In connection with the Company's execution of the Merger Agreement, the Company and the Rights Agent executed an amendment to the Rights Agreement, effective February 9, 2007 (the "Third Amendment"). The Third Amendment provides that, among other things, none of the Tender Offer, the execution of the Merger Agreement or the consummation of the Merger or the other transactions contemplated by the Merger Agreement will trigger the separa-

tion or exercise of the stockholder rights or any adverse event under the Rights Agreement. In particular, neither Offeror, Parent, nor any of their respective affiliates or associates will be deemed to be an Acquiring Person (as defined in the Rights Agreement) solely by virtue of the Tender Offer, the approval, execution, delivery, adoption or performance of the Merger Agreement or the consummation of the Merger or any other transactions contemplated by the Merger Agreement.

                      The foregoing description is qualified in its entirety by reference to the Rights Agreement, prior amendments thereto, and the Third Amendment, which are filed as Exhibits 4.1, 4.2. 4.3 and 4.4, respectively, and incorporated herein by reference.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

                      The information included under Item 1.01 above is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

                      On February 13, 2007, Thomas D. Karol, the Company's Chairman and CEO, sent a letter to ElkCorp employees announcing that the Company had entered into the Merger Agreement. A copy of the letter is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

                      (d) Exhibits.

                      See the Index of Exhibits attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURES

                      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELKCORP

By:	/s/ David G. Sisler
Name: David G. Sisler
Title: Senior Vice President, General Counsel
and Secretary

Date: February 14, 2007

INDEX OF EXHIBITS

Number    Exhibit

2.1	Agreement and Plan of Merger, dated as of February 9, 2007, by and among BMCA Acquisition Inc., BMCA Acquisition Sub Inc. and ElkCorp (incorporated by reference to Exhibit (d)(2) to the Schedule TO of BMCA Acquisition Inc. and BMCA Acquisition Sub Inc. filed with the Securities and Exchange Commission on February 12, 2007)

4.1	Rights Agreement, dated as of July 7, 1998, between ElkCorp (formerly Elcor Corporation) and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated November 6, 2006)

4.2	Amendment to Rights Agreement (incorporated by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K dated November 6, 2006)

4.3	Second Amendment to Rights Agreement (incorporated by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K dated December 19, 2006)

4.4	Third Amendment to Rights Agreement, dated as of February 9, 2007, by and between ElkCorp and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (incorporated by reference to Exhibit (e)(11) to the Company's Solicitation/Recommendation Statement on Schedule 14D-9 filed with the Securities and Exchange Commission on February 12, 2007)

99.1	Letter, dated February 13, 2007, to ElkCorp employees